UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2007

KLA-TENCOR CORPORATION

(Exact name of registrant specified in its charter)

Delaware	000-09992	04-2564110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

160 Rio Robles, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code: (408) 875-3000

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 29, 2007, KLA-Tencor Corporation (the “Company”) filed its Annual Report on Form 10-K for the fiscal year ended June 30, 2006 and its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2006. On January 31, 2007, the Nasdaq Listing Qualifications Panel notified the Company that the Company has regained compliance with the Nasdaq requirement relating to the filing of periodic reports with the SEC and has evidenced compliance with all other Nasdaq Marketplace Rules. Accordingly, the Panel determined to continue the listing of the Company’s Common Stock on the Nasdaq Global Select Market, and the review of the Company’s listing status has been closed. A copy of the Company’s press release regarding the Nasdaq notification is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Also, on January 31, 2007, the Company issued a press release announcing that the Company’s Stockholder Meeting will be held on March 29, 2007, for stockholders of record as of February 15, 2007. At this Stockholder Meeting, the Company’s Board of Directors will implement the new governance policy that it adopted on August 3, 2006 upon the recommendation of the Nominating and Governance Committee. Under this policy, anyone who is elected as a director in an uncontested election by a plurality and not a majority of votes cast will promptly tender his or her resignation to the Board of Directors, subject to acceptance, after certification of the election results. The Nominating and Governance Committee will make a recommendation to the Board of Directors whether to accept or reject the resignation or take some other appropriate action, taking into account any stated reasons why stockholders withheld votes and any other factors which the Nominating and Governance Committee determines in its sole discretion are relevant to such decision. The Board of Directors will in its sole discretion act on the recommendation of the Nominating and Governance Committee within 90 days after the date of certification of the election results. The director who tenders his or her resignation will not participate in the decisions of the Nominating and Governance Committee or the Board of Directors regarding his or her resignation. A copy of the press release is filed herewith as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1    Press release of the Registrant dated January 31, 2007.

99.2    Press release of the Registrant dated January 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLA-TENCOR CORPORATION

Date: January 31, 2007	By:	/s/ Jeffrey L. Hall
	Name: Title:	Jeffrey L. Hall Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of the Registrant dated January 31, 2007.

99.2	Press release of the Registrant dated January 31, 2007.